SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

GRAYMARK HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-50638	20-0180812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 N. Robinson, Suite 920 Oklahoma City, Oklahoma 73102 (Address of principal executive offices)	73102 (Zip Code)

Registrant’s telephone number, including area code:  (405) 601-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

On January 7, 2008, we at Graymark Healthcare, Inc. issued a press release announcing the change of our name from Graymark Productions, Inc. to our current name, Graymark Healthcare, Inc., and the resignation of four directors and the appointment of three directors, all as previously reported in our report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 7, 2008.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1                                         Press Release issued January 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC.
(Registrant)

By:	/S/JOHN SIMONELLI
John Simonelli, Chief Executive Officer

Date: January 9, 2008